                                                                    EXHIBIT 31.2

     CERTIFICATION PURSUANT TO RULE 13A-14(a) OR 15D-14(a) OF THE SECURITIES
         EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Mark D.  MacFarlane,  Chief  Operating  Officer  and acting  Chief  Financial
Officer (Principal Accounting Officer), certify that:

1.      I have reviewed this quarterly  report on Form 10-QSB of Enclaves Group,
        Inc.;

2.      Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

3.      Based on my knowledge,  the financial  statements,  and other  financial information  included in this  report,  fairly  present in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.      The  small  business  issuer's  other  certifying   officer  and  I  are
        responsible for  establishing  and maintaining  disclosure  controls and procedures  (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))
        and internal  control over  financial  reporting (as defined in Exchange
        Act Rules  13a-15(f)  and 15d-15(f)  for the small  business  issuer and have:

        (a)     Designed such disclosure controls and procedures, or caused such disclosure  controls  and  procedures  to be designed  under our supervision, to ensure that material information relating to the small business issuer, including its consolidated  subsidiaries,
                is  made  known  to  us  by  others   within   those   entities,
                particularly  during the  period in which  this  report is being prepared;

        (b)     Designed  such internal  control over  financial  reporting,  or caused such  internal  control  over  financial  reporting to be designed under our supervision,  to provide reasonable assurance
                regarding  the  reliability  of  financial   reporting  and  the
                preparation  of financial  statements  for external  purposes in accordance with generally accepted accounting principles;

        (c)     Evaluated  the  effectiveness  of the  small  business  issuer's disclosure  controls and procedures and presented in this report our  conclusions  about  the  effectiveness  of  the  disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

        (d)     Disclosed  in this  report  any  change  in the  small  business issuer's internal control over financial reporting that occurred during the small  business  issuer's most recent fiscal  quarter
                (the small business  issuer's  fourth fiscal quarter in the case of  an  annual  report)  that  has  materially  affected,  or is reasonably  likely to  materially  affect,  the  small  business issuer's internal control over financial reporting; and

5.      The small  business  issuer's  other  certifying  officer(s)  and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the small business  issuer's  auditors and the audit  committee of the small  business  issuer's board of directors (or persons performing the equivalent functions):

        (a)     All  significant  deficiencies  and material  weaknesses  in the design or operation of internal control over financial reporting which  are  reasonably  likely  to  adversely  affect  the small business  issuer's  ability to record,  process,  summarize  and report financial information; and

        (b)     Any fraud, whether or not material,  that involves management or other  employees  who  have a  significant  role  in  the  small business issuer's internal control over financial reporting.

Dated: November 18, 2005
                                                /s/ Mark D. MacFarlane
                                              ------------------------------
                                                   Mark D. MacFarlane
                                               Chief Operating Officer and
                                                 acting Chief Financial
                                                   Officer (Principal
                                                   Accounting Officer)

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